Exhibit 24
                                POWER OF ATTORNEY

      Each person whose signature appears below designates and appoints CURTIS
M. STEVENS and ANTON C. KIRCHHOF, JR., and each of them, his or her true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering 5,000,000 additional shares of common stock of Louisiana-Pacific Corporation, to be issued pursuant to the Louisiana-Pacific Corporation 1997 Incentive Stock Award Plan, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 6th day of May, 2002.


Signature                                 Title


/s/ Mark A. Suwyn
--------------------------
Mark A. Suwyn                             Chief Executive Officer, Chairman
                                          of the Board, Director
/s/ Curtis M. Stevens
--------------------------
Curtis M. Stevens                         Vice President, Treasurer and
                                          Chief Financial Officer

/s/ William C. Brooks
--------------------------
William C. Brooks                         Director


/s/ E. Gary Cook
--------------------------
E. Gary Cook                              Director


/s/ Archie W. Dunham
--------------------------
Archie W. Dunham                          Director


/s/ Paul W. Hansen
--------------------------
Paul W. Hansen                            Director


/s/ Brenda J. Lauderback
--------------------------
Brenda J. Lauderback                      Director



--------------------------
Patrick F. McCartan                       Director


/s/ Lee C. Simpson
--------------------------
Lee C. Simpson                            Director


/s/ Colin D. Watson
--------------------------
Colin D. Watson                           Director